Exhibit 99.1

COMPUTER SCIENCES CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 27, 2015, Computer Sciences Corporation ("CSC" or the "Company") completed the previously announced separation of its wholly owned subsidiary, Computer Sciences Government Holdings, Inc. (renamed CSRA, or “CSRA”) through a one-for-one pro rata distribution of all CSRA common stock to CSC stockholders of record at the close of business on November 18, 2015, the record date of the distribution (“the Distribution”). CSRA is now an independent public company trading under the symbol “CSRA” on the New York Stock Exchange.

On December 3, 2015, CSC filed unaudited pro forma condensed consolidated statements of operations of CSC for the six months ended October 2, 2015 and October 3, 2014 and for each of the fiscal years ended April 3, 2015, March 28, 2014, and March 29, 2013. These financial statements assume the Distribution had occurred on March 31, 2012. In the same filing, CSC also filed an unaudited pro forma Condensed Consolidated Balance Sheet of CSC as of October 2, 2015, which assumes the Distribution had occurred on October 2, 2015. Beginning in the third quarter of fiscal 2016, CSRA’s historical financial results for periods prior to the Distribution will be reflected in CSC’s consolidated condensed financial statements as discontinued operations.

In an effort to provide investors with additional information regarding CSC’s unaudited pro forma consolidated condensed statements of operations for the six months ended October 2, 2015 and the fiscal year ended April 3, 2015 as determined by U.S. generally accepted accounting principles (GAAP), the Company is also providing preliminary historical non-GAAP information, and certain further adjustments thereto, which management believes provides useful information to investors. This information includes: operating income, adjusted operating income, and non-GAAP results including non-GAAP income (loss) from continuing operations and non-GAAP diluted earnings (loss) per share from continuing operations. Reconciliations of the preliminary historical non-GAAP measures to the respective and most directly comparable GAAP measures, as well as the rationale for management’s use of non-GAAP measures, are included below.

The unaudited historical financial statements presented below should be read in conjunction with:

I.
The audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” include in CSC’s Form 10-K for the fiscal year ended April 3, 2015,

II.
The unaudited consolidated condensed financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in CSC’s Form 10-Q for the six months ended October 2, 2015, and

III.
The unaudited pro forma condensed consolidated statements of operations of CSC for the six months ended October 2, 2015 and October 3, 2014 and for each of the fiscal years ended April 3, 2015, March 28, 2014, and March 29, 2013, as well as the unaudited pro forma Condensed Consolidated Balance Sheet of CSC as of October 2, 2015, which were filed via 8-K on December 3, 2015.

The Historical columns in the unaudited pro forma consolidated condensed financial statements reflect CSC’s historical financial statements for the periods presented and do not reflect any adjustments related to the Distribution and related events.

The CSRA Separation columns in the unaudited pro forma consolidated condensed financial statements were derived from the historical combined financial statements and the combined financial statements included in the CSRA Form S-1 filed with the SEC December 9, 2015 and the CSRA Form 10 filed with the SEC on November 6, 2015.

The pro forma adjustments columns reflects the exclusion of previously allocated corporate overhead costs as well as the inclusion of certain multi-employer pension and postretirement costs and actuarial gains / losses that were not reflected in the CSRA combined financial statements in the CSRA Form 10.

The pro forma adjustments represent the Company's current best estimates and may differ from those that will be calculated to report CSRA as discontinued operations in CSC’s future filings. The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to represent or be indicative of what CSC’s results of operations or financial position would have been had the separation occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements also should not be considered representative of CSC’s future results of operations or financial position.

See combined notes to the unaudited pro forma condensed consolidated financial statements for a more detailed discussion of these transactions.

COMPUTER SCIENCES CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (unaudited)

	Quarter ended October 2, 2015
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$2,712	$(969)	$2	(A)	$1,745

Costs of services (excludes depreciation and amortization and restructuring costs)	1,970	(757)	24	(A)(B)(C)	1,237
Selling, general and administrative (excludes restructuring costs)	286	(44)	22	(B)	264
Depreciation and amortization	203	(35)	—		168
Restructuring costs	6	—	(1)	(C)	5
Separation and merger costs	46	(41)	—		5
Interest expense	35	(6)	—		29
Interest income	(7)	—	—		(7)
Other (income) expense, net	(3)	2	(2)	(A)	(3)
Total costs and expenses	2,536	(881)	43		1,698

Income from continuing operations, before taxes	176	(88)	(41)		47
Income tax expense (benefit)	3	(35)	(10)	(D)	(42)
Income from continuing operations	173	(53)	(31)		89
Less: net income attributable to noncontrolling interest, net of tax	6	(6)	—		—
Net income attributable to CSC common stockholders from continuing operations	$167	$(47)	$(31)		$89

Basic earnings per share from continuing operations	$1.21				$0.64
Diluted earnings per share from continuing operations	$1.19				$0.63

Weighted average common shares outstanding for:
Basic EPS	138.295				138.295
Diluted EPS	140.532				140.532

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

	Quarter ended July 3, 2015
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$2,761	$(959)	$2	(A)	$1,804

Costs of services (excludes depreciation and amortization and restructuring costs)	2,026	(775)	21	(A)(B)	1,272
Selling, general and administrative (excludes restructuring costs)	284	(41)	25	(B)	268
Depreciation and amortization	207	(33)	—		174
Restructuring costs	—	—	—		—
Separation costs	18	(15)	—		3
Interest expense	35	(5)	—		30
Interest income	(11)	—	—		(11)
Other (income) expense, net	(26)	19	3	(A)(E)	(4)
Total costs and expenses	2,533	(850)	49		1,732

Income from continuing operations, before taxes	228	(109)	(47)		72
Income tax expense (benefit)	64	(42)	(12)	(D)	10
Income from continuing operations	164	(67)	(35)		62
Less: net income attributable to noncontrolling interest, net of tax	4	(4)	—		—
Net income attributable to CSC common stockholders from continuing operations	$160	$(63)	$(35)		$62

Basic earnings per share from continuing operations	$1.16				$0.45
Diluted earnings per share from continuing operations	$1.14				$0.44

Weighted average common shares outstanding for:
Basic EPS	137.917				137.917
Diluted EPS	140.801				140.801

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

	Quarter ended April 3, 2015
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$2,909	$(1,001)	$2	(A)	$1,910

Costs of services (excludes depreciation and amortization and restructuring costs)	2,433	(812)	(3)	(A)(B)(C)	1,618
Selling, general and administrative (excludes SEC settlement related charges and restructuring costs)	294	(49)	21	(B)	266
Selling, general and administrative - SEC settlement related charges	2	—	—		2
Depreciation and amortization	215	(33)	—		182
Restructuring costs	246	—	(5)	(C)	241
Interest expense	36	(6)	—		30
Interest income	(6)	—	—		(6)
Other expense (income), net	6	(2)	1	(A)	5
Total costs and expenses	3,226	(902)	14		2,338

Income from continuing operations, before taxes	(317)	(99)	(12)		(428)
Income tax (benefit) expense	(330)	(38)	71	(D)	(297)
Income (loss) from continuing operations	13	(61)	(83)		(131)
Less: net income attributable to noncontrolling interest, net of tax	4	(4)	—		—
Net income (loss) attributable to CSC common stockholders from continuing operations	$9	$(57)	$(83)		$(131)

Basic earnings per share from continuing operations	$0.06				$(0.93)
Diluted earnings per share from continuing operations	$0.06				$(0.93)

Weighted average common shares outstanding for:
Basic EPS	140.760				140.760
Diluted EPS	142.812				140.760

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

	Quarter ended January 2, 2015
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$2,947	$(1,000)	$2	(A)	$1,949

Costs of services (excludes depreciation and amortization and restructuring costs)	2,530	(816)	(142)	(A)(B)	1,572
Selling, general and administrative (excludes SEC settlement related charges and restructuring costs)	356	(53)	19	(B)	322
Selling, general and administrative - SEC settlement related charges	195	—	—		195
Depreciation and amortization	238	(33)	—		205
Restructuring costs	12	—	—		12
Interest expense	37	(5)	—		32
Interest income	(4)	—	—		(4)
Other expense (income), net	1	(2)	2	(A)	1
Total costs and expenses	3,365	(909)	(121)		2,335

Income from continuing operations, before taxes	(418)	(91)	123		(386)
Income tax (benefit) expense	(105)	(35)	(52)	(D)	(192)
Loss from continuing operations	(313)	(56)	175		(194)
Less: net income attributable to noncontrolling interest, net of tax	1	(1)	—		—
Net loss attributable to CSC common stockholders from continuing operations	$(314)	$(55)	$175		$(194)

Basic earnings (loss) per share from continuing operations	$(2.23)				$(1.38)
Diluted earnings (loss) per share from continuing operations	$(2.23)				$(1.38)

Weighted average common shares outstanding for:
Basic EPS	140.637				140.637
Diluted EPS	140.637				140.637

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

	Quarter ended October 3, 2014
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$3,080	$(1,044)	$3	(A)	$2,039

Costs of services (excludes depreciation and amortization and restructuring costs)	2,207	(826)	21	(A)(B)	1,402
Selling, general and administrative (excludes restructuring costs)	346	(49)	17	(B)	314
Depreciation and amortization	252	(36)	—		216
Restructuring costs	(7)	—	—		(7)
Interest expense	36	(5)	—		31
Interest income	(5)	—	—		(5)
Other expense (income), net	6	(1)	1	(A)	6
Total costs and expenses	2,835	(917)	39		1,957

Income from continuing operations, before taxes	245	(127)	(36)		82
Income tax (benefit) expense	68	(47)	2	(D)	23
Income from continuing operations	177	(80)	(38)		59
Less: net income attributable to noncontrolling interest, net of tax	5	(5)	—		—
Net income attributable to CSC common stockholders from continuing operations	$172	$(75)	$(38)		$59

Basic earnings per share from continuing operations	$1.20				$0.41
Diluted earnings per share from continuing operations	$1.18				$0.41

Weighted average common shares outstanding for:
Basic EPS	143.279				143.279
Diluted EPS	145.596				145.596

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

	Quarter ended July 4, 2014
(Amounts in millions, except per-share amounts)	Historical CSC	CSRA Separation	Pro Forma Adjustments	Notes	Pro Forma* CSC Continuing Operations

Revenues	$3,237	$(1,020)	$2	(A)	$2,219

Costs of services (excludes depreciation and amortization and restructuring costs)	2,364	(818)	21	(A)(B)	1,567
Selling, general and administrative (excludes restructuring costs)	344	(43)	17	(B)	318
Depreciation and amortization	272	(35)	—		237
Restructuring costs	10	—	—		10
Interest expense	39	(6)	—		33
Interest income	(5)	—	—		(5)
Other (income) expense, net	(1)	(1)	—		(2)
Total costs and expenses	3,023	(903)	38		2,158

Income from continuing operations, before taxes	214	(117)	(36)		61
Income tax expense	55	(41)	(2)	(D)	12
Income from continuing operations	159	(76)	(34)		49
Less: net income attributable to noncontrolling interest, net of tax	5	(5)	—		—
Net income attributable to CSC common stockholders from continuing operations	$154	$(71)	$(34)		$49

Basic earnings per share from continuing operations	$1.06				$0.33
Diluted earnings per share from continuing operations	$1.03				$0.33

Weighted average common shares outstanding for:
Basic EPS	145.338				145.338
Diluted EPS	148.251				148.251

*Pro forma as defined under Article 11 of SEC Regulation S-X

See accompanying notes.

COMPUTER SCIENCES CORPORATION
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated condensed statements of earnings for the quarters ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 4, 2014 include the following pro forma adjustments:

(A)	Reflects the removal of related party revenue and costs.

(B)
Reflects adjustments to the CSRA Separation amounts to exclude certain general corporate overhead costs which were historically allocated to CSRA which were not directly attributable to CSRA, stock compensation expense of CSC Board of Directors and corporate executives, and adjustments to include actuarial gains and losses, settlement charges, and net periodic benefit costs related to multi-employer pension plans. See the table below for a detail of these amounts.

Increase (decrease) in millions	Quarter Ended
	October 2, 2015	July 3, 2015	April 3, 2015	January 2, 2014	October 3, 2014	July 4, 2014
Cost of Services
Pension related adjustments	$11	$10	$(12)	$(155)	$10	$9
Corporate overhead and stock compensation adjustments	10	9	2	11	8	10
Net adjustments described in footnotes (A) and (C)	3	2	7	2	3	2
Total	$24	$21	$(3)	$(142)	$21	$21

Selling, general and administrative
Pension related adjustments	$—	$—	$—	$(2)	$—	$—
Corporate overhead and stock compensation adjustments	22	25	21	21	17	17
Total	$22	$25	$21	$19	$17	$17

(C)	Reflects the reclassification of restructuring costs from cost of services to restructuring costs to conform to CSC's historical financial statement presentation.

(D)	Reflects the pro forma tax adjustments related to the Separation.

(E)	Reflects the reversal of the goodwill adjustment recorded in the financial statements of CSRA on a carve-out basis attributable to the sale of Welkin.

Pro Forma Business Segment Revenues, Operating Income and Operating Margins
(preliminary and unaudited)

Pro Forma Revenues by Segment

Fiscal 2016

	Quarter Ended
(Amounts in millions)	October 2, 2015	July 3, 2015
Global Business Services	$891	$919
Global Infrastructure Services	854	885
Total Revenue	$1,745	$1,804

Fiscal 2015

	Quarter Ended
(Amounts in millions)	April 3, 2015	January 2, 2015	October 3, 2014	July 4, 2014
Global Business Services	$980	$965	$1,003	$1,088
Global Infrastructure Services	930	984	1,036	1,131
Total Revenue	$1,910	$1,949	$2,039	$2,219

Pro Forma Operating Income and Operating Margins by Segment

Fiscal 2016

	Quarter Ended
(Amounts in millions)	October 2, 2015	July 3, 2015
Global Business Services	$101	$97
Global Infrastructure Services	64	53
Corporate	(35)	(6)
Total Operating Income	$130	$144

Fiscal 2015

	Quarter Ended
(Amounts in millions)	April 3, 2015	January 2, 2015	October 3, 2014	July 4, 2014
Global Business Services	$39	$128	$130	$108
Global Infrastructure Services	(49)	72	68	71
Corporate	(29)	(22)	(20)	(37)
Total Operating Income	$(39)	$178	$178	$142

Non-GAAP Financial Measures

The following tables reconcile non-GAAP financial measures of operating income and adjusted operating income to the respective most directly comparable financial measure calculated and presented in accordance with GAAP. Also presented below are the Company's non-GAAP results, which exclude certain items that management believes are not indicative of the Company's operating performance, as described below. CSC management believes that these non-GAAP financial measures provide useful information to investors regarding the Company's financial condition and results of operations as they provide another measure of the Company's profitability and ability to service its debt, and are considered important measures by financial analysts covering CSC and its peers.

Adjustments to operating results include:

•
Certain CSRA overhead costs - Reflects costs historically allocated to CSRA but not included in discontinued operations based on Accounting Standards Codification Subtopic 205-20 "Presentation of Financial Statements - Discontinued Operations" (ASC 205-20). These costs are expected to be largely eliminated on a prospective basis.

•
U.S. Pension and OPEB - Reflects the impact of certain US pension and other postretirement benefit (OPEB) plans historically included in CSC’s financial results that have been transferred to CSRA as part of the previously announced separation.

•	Pension and OPEB actuarial & settlement losses - Reflects pension and OPEB actuarial and settlement losses from mark-to-market accounting.

•	Separation and other transaction costs - Reflects non-recurring costs related to CSC’s (1) previously announced separation and (2) previously announced acquisitions.

•	SEC settlement-related charges & other - Reflects costs associated with certain SEC charges and settlements.

•	Special restructuring costs - Reflects the impact from certain special accelerated workforce optimization and real estate charges.

•	Tax valuation allowance - Reflects the release of tax valuation allowances in certain jurisdictions.

•
Tax adjustment - Reflects the application of a 20% tax rate, which is at the low end of the prospective targeted effective tax rate range of 20% to 25% and effectively excludes the impact of discrete tax adjustments in the periods presented below.

GAAP Reconciliations

Operating Income and Adjusted Operating Income
(preliminary and unaudited)

CSC defines operating income as revenue less costs of services, depreciation and amortization expense, restructuring costs and segment selling, general and administrative (SG&A) expense. Operating income, as defined by CSC, excludes corporate G&A, actuarial and settlement gains and losses related to CSC's pension and other post-employment benefit (OPEB) plans, and separation costs. Operating margin is defined as operating income as a percentage of revenue.

Adjusted operating income is computed by excluding from operating income certain CSRA overhead costs that were not included in discontinued operations based on ASC 205-20, certain costs related to U.S. Pension and OPEB, special restructuring costs, and the transaction costs associated with acquisitions.

A reconciliation of consolidated operating income to income from continuing operations, before taxes is as follows:

Fiscal 2016

	Quarter Ended
(Amounts in millions)	October 2, 2015	July 3, 2015
Adjusted Operating income	$156	$148
Certain CSRA overhead costs	(18)	(18)
U.S. Pension & OPEB	14	14
Special restructuring costs	(20)	—
Transaction costs	(2)	—
Operating income	$130	$144
Corporate G&A	(59)	(54)
Separation costs	(5)	(3)
Interest expense	(29)	(30)
Interest income	7	11
Other income, net	3	4
Income from continuing operations before taxes	$47	$72

Fiscal 2015

	Quarter Ended
(Amounts in millions)	April 3, 2015	January 2, 2015	October 3, 2014	July 4, 2014
Adjusted Operating income	$196	$174	$176	$141
Certain CSRA overhead costs	(7)	(9)	(11)	(11)
U.S. Pension & OPEB	13	13	13	12
Special restructuring costs	(241)	—	—	—
Operating income	$(39)	$178	$178	$142
Corporate G&A	(57)	(55)	(64)	(54)
Pension & OPEB actuarial & settlement losses	(298)	(285)	—	(1)
SEC settlement related charges and other	(5)	(195)	—	—
Interest expense	(30)	(32)	(31)	(33)
Interest income	6	4	5	5
Other income, net	(5)	(1)	(6)	2
Income (loss) from continuing operations before taxes	$(428)	$(386)	$82	$61

Adjusted Segment Operating Income and Operating Margin
(preliminary and unaudited)

Adjusted operating income is computed by excluding from operating income certain CSRA overhead costs, certain costs related to U.S. Pension & OPEB, the impact of the special restructuring charges, and the transaction costs associated with acquisitions. Reconciliations of adjusted operating income to operating income, for the quarters ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 4, 2014, respectively, are as follows:

Fiscal 2016

	Quarter Ended October 2, 2015
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Special restructuring costs	Transaction costs	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$101	$—	$4	$(12)	$(1)	$110	12.3%
Global Infrastructure Services	64	—	10	(8)	(1)	63	7.4
Commercial	165	—	14	(20)	(2)	173	9.9%
Corporate	(35)	(18)	—	—	—	(17)	—
Total	$130	$(18)	$14	$(20)	$(2)	$156	8.9%

	Quarter Ended July 3, 2015
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$97	$—	$4	$93	10.1%
Global Infrastructure Services	53	—	10	43	4.9
Commercial	150	—	14	136	7.5%
Corporate	(6)	(18)	—	12	—
Total	$144	$(18)	$14	$148	8.2%

Fiscal 2015

	Quarter Ended April 3, 2015
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Special restructuring costs	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$39	$—	$4	$(125)	$160	16.3%
Global Infrastructure Services	(49)	—	9	(112)	54	5.8
Commercial	(10)	—	13	(237)	214	11.2%
Corporate	(29)	(7)	—	(4)	(18)	—
Total	$(39)	$(7)	$13	$(241)	$196	10.3%

	Quarter Ended January 2, 2015
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$128	$—	$4	$124	12.8%
Global Infrastructure Services	72	—	9	63	6.4
Commercial	200	—	13	187	9.6%
Corporate	(22)	(9)	—	(13)	—
Total	$178	$(9)	$13	$174	8.9%

	Quarter Ended October 3, 2014
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$130	$—	$4	$126	12.6%
Global Infrastructure Services	68	—	9	59	5.7
Commercial	198	—	13	185	9.1%
Corporate	(20)	(11)	—	(9)	—
Total	$178	$(11)	$13	$176	8.6%

	Quarter Ended July 4, 2014
(Amounts in millions)	Operating income	Certain CSRA overhead costs	U.S. Pension & OPEB	Adjusted operating income	Adjusted operating margin
Global Business Solutions	$108	$—	$4	$104	9.6%
Global Infrastructure Services	71	—	8	63	5.6
Commercial	179	—	12	167	7.5%
Corporate	(37)	(11)	—	(26)	—
Total	$142	$(11)	$12	$141	6.4%

Non-GAAP Results
(preliminary and unaudited)

Non-GAAP results are financial measures calculated by excluding certain items, which management believes are not indicative of the Company's operating performance post. A reconciliation of select non-GAAP results to reported results is as follows:

Fiscal 2016

	Quarter ended October 2, 2015
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Separation & other transaction costs	SEC settlement-related items	Special restructuring costs	Tax valuation allowance	Tax adjustment	Non-GAAP results

Revenues	$1,745	$—	$—	$—	$—	$—	$—	$—	$1,745

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,237	$(17)	$12	$—	$—	$—	$—	$—	$1,232

Selling, general and administrative (excludes restructuring costs)	$264	$(16)	$2	$(2)	$(2)	$—	$—	$—	$246

Income (loss) from continuing operations, before taxes	$47	$33	$(14)	$7	$2	$20	$—	$—	$95
Income tax (benefit) expense	(42)	13	(6)	3	1	6	53	(9)	19
Income (loss) from continuing operations	$89	$20	$(8)	$4	$1	$14	$(53)	$9	$76

Effective Tax Rate	(89.4)%								20.0%

Basic EPS from continuing operations	$0.64	$0.14	$(0.06)	$0.03	$0.01	$0.10	$(0.38)	$0.07	$0.55
Diluted EPS from continuing operations	$0.63	$0.14	$(0.06)	$0.03	$0.01	$0.10	$(0.38)	$0.06	$0.54

Weighted average common shares outstanding for:
Basic EPS	138.295	138.295	138.295	138.295	138.295	138.295	138.295	138.295	138.295
Diluted EPS	140.532	140.532	140.532	140.532	140.532	140.532	140.532	140.532	140.532

(1) Refer to page 3

	Quarter ended July 3, 2015
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Separation& other transaction costs	SEC settlement-related items	Non-GAAP results

Revenues	$1,804	$—	$—	$—	$—	$1,804

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,272	$(17)	$12	$—	$—	$1,267
Selling, general and administrative (excludes restructuring costs)	$268	$(16)	$2	$—	$(3)	$251

Income (loss) from continuing operations, before taxes	$72	$33	$(14)	$3	$3	$97
Income tax expense (benefit)	10	13	(5)	1	1	20
Income (loss) from continuing operations	$62	$20	$(9)	$2	$2	$77

Effective Tax Rate	13.9%					20.0%

Basic EPS from continuing operations	$0.45	$0.15	$(0.07)	$0.01	$0.01	$0.56
Diluted EPS from continuing operations	$0.44	$0.14	$(0.06)	$0.01	$0.01	$0.55

Weighted average common shares outstanding for:
Basic EPS	137.917	137.917	137.917	137.917	137.917	137.917
Diluted EPS	140.801	140.801	140.801	140.801	140.801	140.801

(1) Refer to page 4.

Fiscal 2015

	Quarter ended April 3, 2015
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Pension & OPEB actuarial & settlement losses	SEC settlement related charges	Special restruct-uring costs	Tax valuation allowance	Tax adjustment	Non-GAAP results

Revenues	$1,910	$—	$—	$—	$—	$—	$—	$—	$1,910

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,618	$(6)	$11	$(281)	$(3)	$—	$—	$—	$1,339
Selling, general and administrative (excludes SEC settlement related charges and restructuring costs)	$266	$(18)	$2	$(17)	$—	$—	$—	$—	$233

Income (loss) from continuing operations, before taxes	$(428)	$24	$(13)	$298	$5	$241	$—	$—	$127
Income tax (benefit) expense	(297)	9	(5)	69	2	50	264	(67)	25
Income (loss) from continuing operations	$(131)	$15	$(8)	$229	$3	$191	$(264)	$67	$102

Effective Tax Rate	69.4%								20.0%

Basic EPS from continuing operations	$(0.93)	$0.11	$(0.06)	$1.63	$0.02	$1.36	$(1.88)	$0.48	$0.72
Diluted EPS from continuing operations	$(0.93)	$0.11	$(0.06)	$1.60	$0.02	$1.34	$(1.85)	$0.47	$0.71

Weighted average common shares outstanding for:
Basic EPS	140.760	140.760	140.760	140.760	140.760	140.760	140.760	140.760	140.760
Diluted EPS	140.760	142.812	142.812	142.812	142.812	142.812	142.812	142.812	142.812

(1) Refer to page 5.

	Quarter ended January 2, 2015
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Pension & OPEB actuarial & settlement losses	SEC settlement related charges	Tax adjustment	Non-GAAP results

Revenues	$1,949	$—	$—	$—	$—	$—	$1,949

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,572	$(7)	$11	$(244)	$—	$—	$1,332
Selling, general and administrative (excludes SEC settlement related charges and restructuring costs)	$322	$(21)	$2	$(41)	$—	$—	$262

Income (loss) from continuing operations, before taxes	$(386)	$28	$(13)	$285	$195	$—	$109
Income tax (benefit) expense	(192)	11	(5)	66	—	142	22
Income (loss) from continuing operations	$(194)	$17	$(8)	$219	$195	$(142)	$87

Effective Tax Rate	49.7%						20.0%

Basic EPS from continuing operations	$(1.38)	$0.12	$(0.06)	$1.56	$1.39	$(1.01)	$0.62
Diluted EPS from continuing operations	$(1.38)	$0.12	$(0.06)	$1.53	$1.37	$(0.99)	$0.61

Weighted average common shares outstanding for:
Basic EPS	140.637	140.637	140.637	140.637	140.637	140.637	140.637
Diluted EPS	140.637	142.852	142.852	142.852	142.852	142.852	142.852

(1) Refer to page 6.

	Quarter ended October 3, 2014
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Tax adjustment	Non-GAAP results

Revenues	$2,039	$—	$—	$—	$2,039

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,402	$(10)	$11	$—	$1,403
Selling, general and administrative (excludes restructuring costs)	$314	$(16)	$2	$—	$300

Income (loss) from continuing operations, before taxes	$82	$26	$(13)	$—	$95
Income tax expense (benefit)	23	10	(5)	(9)	19
Income (loss) from continuing operations	$59	$16	$(8)	$9	$76

Effective Tax Rate	28.0%				20.0%

Basic EPS from continuing operations	$0.41	$0.11	$(0.06)	$0.06	$0.53
Diluted EPS from continuing operations	$0.41	$0.11	$(0.05)	$0.06	$0.52

Weighted average common shares outstanding for:
Basic EPS	143.279	143.279	143.279	143.279	143.279
Diluted EPS	145.596	145.596	145.596	145.596	145.596

(1) Refer to page 7.

	Quarter ended July 4, 2014
(Amounts in millions, except per-share amounts)	Pro forma CSC continuing operations (1)	Certain CSRA overhead costs	U.S. Pension & OPEB	Tax adjustment	Non-GAAP results

Revenues	$2,219	$—	$—	$—	$2,219

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,567	$(9)	$10	$—	$1,568
Selling, general and administrative (excludes restructuring costs)	$318	$(17)	$2	$—	$303

Income (loss) from continuing operations, before taxes	$61	$26	$(12)	$—	$75
Income tax expense (benefit)	12	10	(5)	(2)	15
Income (loss) from continuing operations	$49	$16	$(7)	$2	$60

Effective Tax Rate	19.7%				20.0%

Basic EPS from continuing operations	$0.33	$0.11	$(0.05)	$0.01	$0.41
Diluted EPS from continuing operations	$0.33	$0.11	$(0.05)	$0.01	$0.40

Weighted average common shares outstanding for:
Basic EPS	145.338	145.338	145.338	145.338	145.338
Diluted EPS	148.251	148.251	148.251	148.251	148.251

(1) Refer to page 8.

Non-GAAP Results Summary
(preliminary and unaudited)

Quarter Ended	Fiscal Year 2015				Fiscal Year 2016
(Amounts in millions, except per-share amounts)	July 4, 2014	October 3, 2014	January 2, 2015	April 3, 2015	July 3, 2015	October 2, 2015

Revenues	$2,219	$2,039	$1,949	$1,910	$1,804	$1,745

Costs of services (excludes depreciation and amortization and restructuring costs)	$1,568	$1,403	$1,332	$1,339	$1,267	$1,232
Selling, general and administrative (excludes SEC settlement related charges and restructuring costs)	$303	$300	$262	$233	$251	$246

Income from continuing operations, before taxes	$75	$95	$109	$127	$97	$95
Income tax expense	15	19	22	25	20	19
Income from continuing operations	$60	$76	$87	$102	$77	$76

Effective Tax Rate	20.0%	20.0%	20.0%	20.0%	20.0%	20.0%

Basic EPS from continuing operations	$0.41	$0.53	$0.62	$0.72	$0.56	$0.55
Diluted EPS from continuing operations	$0.40	$0.52	$0.61	$0.71	$0.55	$0.54

Weighted average common shares outstanding for:
Basic EPS	145.338	143.279	140.637	140.760	137.917	138.295
Diluted EPS	148.251	145.596	142.852	142.812	140.801	140.532

Quarter Ended	Fiscal Year 2016				Fiscal Year 2015
(Amounts in millions, except per-share amounts)	July 4, 2014	October 3, 2014	January 2, 2015	April 3, 2015	July 3, 2015	October 2, 2015

Revenues
Global Business Solutions	$1,088	$1,003	$965	$980	$919	$891
Global Infrastructure Solutions	1,131	1,036	984	930	885	854
Total	$2,219	$2,039	$1,949	$1,910	$1,804	$1,745

Adjusted Operating Income
Global Business Solutions	$104	$126	$124	$160	$93	$110
Global Infrastructure Solutions	63	59	63	54	43	63
Commercial	167	185	187	214	136	173
Corporate	(26)	(9)	(13)	(18)	12	(17)
Total	$141	$176	$174	$196	$148	$156